                    THIRD EXTENSION AND MODIFICATION OF LEASE

     THIS THIRD EXTENSION AND MODIFICATION OF LEASE, made this 7th day of June, 1996 hereinafter "Third Extension" by and between COLLEGE ROAD ASSOCIATES, LIMITED PARTNERSHIP, having an office at 2 Research Way, Princeton, New Jersey 08540, hereinafter referred to as "Landlord", and Pharmacopeia, Inc., with its principal office located at 101 College Road East, Princeton, New Jersey 08540, hereinafter referred to as "Tenant".

     WHEREAS, Landlord is the present owner of a leasehold interest in certain land and the fee owner of a building thereon, hereinafter referred to as "Building", and commonly known as 101 College Road East, Township of Plainsboro, County of Middlesex, State of New Jersey, 9,934 rentable (not usable) square feet of which were leased to Tenant by Lease dated May 2, 1994, made with Landlord (hereinafter "Lease"); and

     WHEREAS, such Lease was extended and modified by a First Extension and Modification of Lease dated April 17, 1995; and

     WHEREAS, such Lease was further extended and modified by a Second Extension and Modification of Lease dated December 1, 1995; and

     WHEREAS, it is the mutual desire of the parties hereto to further extend and to modify said Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to extend and modify said Lease as follows:

     1.   Item 2 of the Basic Lease Provisions is modified to read as follows:
          "2. Rentable Area of Premises: 9,934 rentable square feet from the Commencement Date through until the Commencement Date of the Third Extension and Modification of Lease; and 17,140 rentable square feet (which includes 7,206 rentable square feet located on the first floor of the Building as shown on Exhibit "A" - "Additional Space") from the Commencement Date of the Third Extension and Modification of Lease through June 30, 1998."

     2.   Item 3 of the Basic Lease Provision is modified to read as follows:
          "3. Tenant's % Share: 18.39% from the Commencement Date through until the Commencement Date of the Third Extension and Modification of Lease; and


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

31.74% rentable square feet from the Commencement Date of the Third Extension and Modification of Lease through June 30, 1998."

     3. Item 8 of the Basic Lease Provisions is modified to extend the term of the Lease until June 30, 1998 and thus Item 8 of the Basic Lease Provisions is amended so that it reads as follows:

          "8. Term: Twelve (12) Months from the Commencement Date until the Commencement of the First Extension and Modification of Lease; and from May 16, 1995 through March 31, 1996 ("First Extension Term"); and from April 1, 1996 through until the Commencement Date of the Third Extension; and from the Commencement Date of the Third Extension through June 30, 1998("Third Extension Term")."

     4. Items 6 and 7 of the Basic Lease Provisions are amended so that the following language is added:

          "6. Basic Annual Rent: $99,000 per annum (based upon 6,000 rentable square feet x $16.50 per square foot) from the Commencement Date through December 31, 1994. From January 1, 1995 through May 15, 1995 @ $163,911.00 per annum.

          Basic Annual Rent for the period of time from May 16, 1995 through March 31, 1996 shall be $176,949.37 for those 9 1/2 months (based upon a rate of $22.50 per rentable square foot per annum).

          Basic Annual Rent for the period of time from April 1, 1996 through until the Commencement Date of the Third Extension shall be based upon a rate of $22.50 per rentable square foot per annum.

          Basic Annual Rent for the period of time from the Commencement Date of the Third Extension through June 30, 1998 shall be based upon a rate of $20.75 per rentable square foot per annum."

          "7. Basic Monthly Rental Installments: $8,250.00 per month from the Commencement Date through December 31, 1994. $13,659.25 per month from January 1, 1995 through May 15, 1995.

          Basic Monthly Rental Installments for the Extension Term (May 16, 1995 through March 31, 1996) are $18,626.25 per month.

          Basic Monthly Rental Installments for the Second Extension Term (April 1, 1996 through until the Commencement Date of the Third Extension) are $18,626.25 per month.

          Basic Monthly Rental Installments for this Third Extension Term are $29,637.92 per month."


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


     5. Tenant will continue in the Original Premises (9,934 rentable square feet on the second floor of the Building) in their current "as-is" condition. Landlord shall repaint the Additional Space and install new carpet throughout the common areas of the Additional Space. Landlord will endeavor to have such work completed on or before June 30, 1996. The Commencement Date of the Third Extension shall be upon the satisfactory completion of such work.

     6. Tenant hereby renews its obligations to Landlord for the full, prompt and timely payment of all rent and any other sums of money required to be paid by Tenant during the Lease, and for the full, prompt and timely performance, compliance and observance of all terms contained in said Lease, as herein modified.

     7. All provisions of the Lease not inconsistent or in conflict with this Third Extension are incorporated herein by reference as if set forth at length herein.

     8. The provisions hereof shall enure to the benefit of and be binding upon the respective successors and assigns of each of the parties hereto.

     9. Any terms of this Third Extension and Modification of Lease will supersede any terms of the Lease as originally executed that are inconsistent with the terms of this Third Extension and Modification of Lease. Except for those provisions of the Lease inconsistent or in conflict with this Third Extension or not applicable to an extension of the Lease, the terms of the Lease remain in full force and effect.


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

     IN WITNESS WHEREOF, the Landlord and Tenant have respectively caused their corporate seals to be hereunto affixed and these presents to be signed by the respective duly authorized officers, the day and year first above written.

ATTEST:                            COLLEGE ROAD ASSOCIATES,
                                   LIMITED PARTNERSHIP

                              By:  Z Forrestal Center, LP.
                                   Managing General Partner

                              By:  Z Forrestal Corp.,
                                   General Partner

/s/ Thomas Stange             By:  /s/ John Zirinsky
- -----------------------            --------------------------
Name: Thomas Stange                Name: John Zirinsky
                                   Title:  President



ATTEST:                            PHARMACOPEIA,INC.

/s/ illegible                 By:  /s/ Lewis J. Shuster, CFO
- ------------------------          ---------------------------
Name:                             Name:
                                  Title:



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

STATE OF NEW YORK:
                          SS:
COUNTY OF NEW YORK:

     BE IT REMEMBERED, that on this 12th day of June, 1996, before me, the subscriber, a Notary Public of the State of New Jersey, personally appeared John Zirinsky, Vice President of Z FORRESTAL CORPORATION, GENERAL PARTNER OF Z-FORRESTAL CENTER, LIMITED PARTNERSHIP, MANAGING PARTNER OF COLLEGE ROAD ASSOCIATES, LIMITED PARTNERSHIP, who, I am satisfied, is the person who has signed the within instrument, he did acknowledge that he signed, sealed and delivered the same as such officer aforesaid; and that the within instrument is the voluntary act and deed of said corporation made by virtue of authority from its Board of Directors.


                                              /s/ Marc L. DeCecchis
                                          --------------------------------
                                                  MARC L. DeCECCHIS
                                          Notary Public, State of New York
                                                   No. 4963923
                                           Qualified in Westchester County
STATE OF:                                   Commission Expires 3/19, 1998
                           SS:
COUNTY OF:

     BE IT REMEMBERED, that on this 7th day of June, 1996, before me, the subscriber, a Notary Public of the State of New Jersey, personally appeared Lewis J. Shuster, CFO, of Pharmacopeia, Inc., who, I am satisfied, is the person who has signed the within instrument, he did acknowledge that he signed, sealed and delivered the same as such officer aforesaid; and that the within instrument is the voluntary act and deed of said corporation made by virtue of authority from its Board of Directors.

                                             /s/ Salma Cuadrado
                                           -----------------------------------
                                                  SALMA CUADRADO
                                              Notary Public of New Jersey
                                           My Commission Expires Jan. 13, 1998



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



                                                                EXHIBIT "A"
                                                                ADDITIONAL SPACE


[LAYOUT OF FLOOR PLAN]


BASE PLANS
101 COLLEGE ROAD EAST
PRINCETON, N.J.


[LOGO] NATIONAL BUSINESS PARKS
       Agents for:
       COLLEGE ROAD ASSOCIATES


FIRST FLOOR PLAN
18,360 S.F.



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